DIVIDEND	12 Months Ended
Mar. 31, 2019
DIVIDEND
DIVIDEND

Note 18—DIVIDEND

On July 19, 2018, the board of directors approved an annual dividend policy. Under this policy, annual dividends will be set at an amount equivalent to approximately 15-25% of the Company’s anticipated net income after tax in each year commencing from fiscal year ended March 31, 2019. On July 23, 2018, the board of directors declared a cash dividend of $0.40 per ordinary share (or US$0.40 per ADS). The cash dividend consisted of an annual dividend for the fiscal year ended March 31, 2019 pursuant to the newly adopted annual dividend policy of US$0.27 per ordinary share (or US$0.27 per ADS), and a special cash dividend of US$0.13 per ordinary share (or US$0.13 per ADS).  The aggregated dividend payments to shareholders amounted to US$19,547,532 for the year ended March 31, 2019.